Exhibit 21

HILTON HOTELS CORPORATION (“HHC”)

- SUBSIDIARIES, JOINT VENTURES and AFFILIATES -

A. Wholly-Owned Subsidiaries

(including significant subsidiaries acquired in the HI Acquisition)

State or Country
Name	of Incorporation

90210 Biltmore Management, LLC (45)	Delaware
90210 Corporation	Delaware
90210 Desert Resorts Management Co., LLC (45)	Delaware
90210 Grand Wailea Management Co., LLC (45)	Delaware
90210 Management Company, LLC (44)	Delaware
Andiamo’s O’Hare, LLC (40)	Delaware
ATM Hotels Pty. Limited (23)	Australia
Bally’s Grand Property Sub I, Inc. (7)	Nevada
Big Downtown Palmer House, LLC (40)	Delaware
Buckingham’s Chicago, LLC (41)	Delaware
Chesterfield Village Hotel, L.L.C. (23)	Missouri
Chicago Hilton LLC (39)	Delaware
CHW Holdings, LLC (21)	Delaware
Compris Hotel Corporation (33)	Delaware
Conrad Hotels USA, Inc.	Delaware
Conrad International (Belgium) Corporation (4)	Nevada
Conrad International Corporation (3)	Nevada
Conrad International (Egypt) Corporation (2) (4)	Nevada
Conrad International (Egypt) Resorts Corporation (4)	Nevada
Conrad International (Indonesia) Corporation (2) (4)	Nevada
Conrad International (Thailand) Limited (4)	Thailand
Conrad International Hotels (HK) Ltd. (4)	Hong Kong
Conrad International Investment (Jakarta) Corporation (4)	Nevada
Conrad International Management Services (Singapore) Pte Ltd (4)	Singapore
Conrad International Services (11)	Belgium
Destination Resorts, Inc. (13)	Arizona
DFW Bevco, Inc. (10)	Texas
DFW Hilton, Inc. (13)	Nevada
Doubletree Corporation (18)	Delaware
Doubletree DTWC Corporation (19)	Delaware
Doubletree Hotel Systems, Inc. (21)	Arizona
Doubletree Hotels Corporation (19)	Arizona
DT Management, Inc. (20)	Arizona
DT Real Estate, Inc. (20)	Arizona
DTM Atlanta/Legacy, Inc. (35)	Arizona
DTM Coconut Grove, Inc. (32)	Arizona
DTM Largo, Inc. (32)	Arizona
DTM Maryland, Inc. (32)	Arizona
DTM Santa Clara, Inc. (32)	Arizona
DTM Walnut Creek, Inc. (32)	Arizona
DTR FCH Holdings, Inc. (35)	Arizona
DTR PAH Holding, Inc. (35)	Arizona

State or Country
Name	of Incorporation

DTR San Antonio, Inc. (35)	Arizona
DTR TM Holdings, Inc. (35)	Arizona
EJP Corporation (23)	Delaware
Embassy Development Corporation (23)	Delaware
Embassy Equity Development Corporation (23)	Delaware
Embassy Memphis Corporation (23)	Tennessee
Embassy Suites Club No. 1, Inc.(23)	Kansas
Embassy Suites Club No. Two, Inc. (23)	Texas
Embassy Suites Club No. Three, Inc. (23)	Louisiana
Embassy Suites (Isla Verde), Inc. (23)	Delaware
Embassy Suites (Puerto Rico), Inc. (23)	Delaware
Embassy Syracuse Development Corporation (26)	Delaware
EPAM Corporation (23)	Delaware
Florida Conrad International Corp. (4)	Florida
Grand Vacations Realty, LLC (16)	Delaware
Grand Vacations Title, LLC (17)	Delaware
Guest Quarters Services Corporation (38)	Illinois
Hampton Inns, Inc. (23)	Delaware
Hapeville Investors, LLC	Delaware
Harbor Hotel Corporation (37)	Delaware
HHC/PTC, LLC (29)	Delaware
HHI Worldwide Holdings, Inc. (25)	Delaware
HIC Group International Luxembourg SA (47)	Luxembourg
HIC Hotels U.S.A. Corporation (48)	Delaware
Hilton Chicago Corporation (40)	Nevada
Hilton Dallas, Inc. (13)	Nevada
Hilton Electronic Distribution Systems, LLC	Delaware
Hilton Employee Relief Fund	California
Hilton Grand Vacations Club, LLC (16)	Delaware
Hilton Grand Vacations Company, LLC (16)	Delaware
Hilton Grand Vacations Development Company- Las Vegas, LLC (16)	Nevada
Hilton Grand Vacations Financing, LLC (28)	Delaware
Hilton Hawaii Corporation (13)	Delaware
Hilton Hawaiian Village LLC (15)	Hawaii
Hilton HHC Limited (43)	United Kingdom
Hilton HIH Limited	United Kingdom
Hilton Holdings, Inc.	Nevada
Hilton Hospitality, Inc. (12)	Nevada
Hilton Hotels Partners I, LLC	Delaware
Hilton Hotels Partners II, LLC	Delaware
Hilton Hotels Partners III, LLC	Delaware
Hilton Illinois Corp. (7)	Nevada
Hilton Illinois Holdings, Inc. (13)	Delaware
Hilton Inns, Inc. (42)	Delaware
Hilton Insurance Corporation (36)	Vermont
Hilton International Co. (49)	Delaware
Hilton Kansas City Corporation (1)	Missouri
Hilton Kingsland 1, LLC (40)	Delaware
Hilton Kingsland 2, LLC (16)	Delaware
Hilton Land Investment 1, LLC (40)	Delaware

State or Country
Name	of Incorporation

Hilton MAPC, Inc. (6)	Delaware
Hilton Michigan Avenue Corporation (14)	Delaware
Hilton New Jersey Service Corp.	Delaware
Hilton New Orleans, LLC	Delaware
Hilton-OCCC Hotel, LLC	Florida
Hilton OPB, LLC	Delaware
Hilton Orlando Partners II, LLC	Delaware
Hilton PCB S.a.r.L.	Luxembourg
Hilton Real Estate Holdings, Inc.	Delaware
Hilton Recreation, Inc. (13)	Delaware
Hilton Resorts Corporation	Delaware
Hilton Resorts Marketing (Japan) Corp. (16)	Delaware
Hilton Riverside, LLC	Delaware
Hilton San Diego Corporation (13)	California
Hilton SPE Holding, Inc. (9)	Delaware
Hilton Spring Corporation (39)	Delaware
Hilton Suites, Inc. (13)	Delaware
Hilton Supply Management, Inc. (12)	Delaware
Hilton Systems, LLC	Delaware
Hilton Systems Solutions, LLC (23)	Delaware
Hilton Texas, Inc. (13)	Nevada
Hilton Waikoloa, LLC	Delaware
HHC One Park Boulevard, LLC (46)	Delaware
HTGV, LLC	Delaware
Hotel Clubs of Corporate Woods, Inc. (20)	Kansas
Hotels Statler Company, Inc. (13)	Delaware
Houston Airport Doubletree, Inc. (1) (35)	Texas
HTGV, LLC	Delaware
InnVision, LLC	Delaware
Kenner Investors, LLC	Delaware
Kitty O’Shea’s Chicago, LLC (41)	Delaware
McLean Hilton LLC (39)	Delaware
Meritex, LLC (8)	Delaware
Nashville/Lakeview Hotel, L.L.C. (1) (23)	Tennessee
Peacock Alley Service Company, LLC	New York
PHI Austin, L.L.C. (23)	Delaware
PHI Dallas, L.L.C. (23)	Delaware
PHI Dulles, L.L.C. (23)	Delaware
Phoenix SP Hilton LLC (39)	Delaware
Promus BPC Corporation (23)	Delaware
Promus Hotel Corporation	Delaware
Promus Hotel Services, Inc. (23)	Delaware
Promus Hotels Florida, Inc. (23)	Delaware
Promus Hotels Minneapolis, Inc. (23)	Delaware
Promus Hotels, Inc. (22)	Delaware
Promus/Kingston Development Corporation (23)	Delaware
Promus Operating Company, Inc. (18)	Delaware

State or Country
Name	of Incorporation

PT. Conrad Management Indonesia (5)	Indonesia
SALC, Inc. (19)	Texas
S.F. Hilton, Inc. (39)	Delaware
Samantha Hotel Corporation (19)	Delaware
San Francisco Hilton, Inc. (25)	Delaware
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V. (30)	Mexico
Short Hills Hilton LLC (39)	Delaware
Suite Life, Inc. (27)	Delaware
Tex Holdings, Inc.	Delaware
Trader Vic’s Palmer House, LLC (40)	Delaware
Washington Hilton, L.L.C.	New York

NOTES

(1)           Inactive.

(2)           Nameholding company.

(3)           Wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(4)           Wholly-owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(5)           99% owned by Conrad International Corporation, and 1% owned by HHC directly.

(6)           59.2% owned by Promus Hotels, Inc., and 40.8% owned by Hilton Suites, Inc.

(7)           Wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(8)           Tex Holdings, Inc. became the sole member effective 1/1/04.

(9)           65%-owned by San Francisco Hilton, Inc., 27%-owned by Hilton Michigan Avenue Corporation, and 8%-owned by Destination Resorts, Inc.

(10)         Wholly-owned by Hilton Dallas, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(11)         .04% (four-one-hundredths of one percent) owned by HHC, and 99.96% owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(12)         Ownership is as follows: 50.36% by 90210 Corporation; 0.5% by Conrad International Corporation; 18.02% by Doubletree Hotels Corporation; 12.39% by Promus Hotels, Inc.; and 18.73% by Hampton Inns, Inc.

(13)         Wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(14)         40.24% owned by Hilton Illinois Corp., which is wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 59.76% owned by Hilton Chicago Corporation, which is wholly-owned by Hilton Illinois Corp., which is wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(15)         96.08% owned by HHC, and 3.92% owned by Hilton Recreation, Inc.

(16)         Wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(17)         Wholly-owned by Grand Vacations Realty, LLC, which is wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(18)         Wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(19)         Wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(20)         Wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(21)         Wholly-owned by Conrad Hotels Worldwide, LLC, which is 50% owned by HHI Worldwide Holdings, Inc. and 50% owned by HCWW, Inc. (a wholly-owned subsidiary of Hilton International Co.)

(22)         Wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(23)         Wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(24)         Wholly-owned by Hampton Inns, Inc., which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(25)         Wholly-owned by Hilton Hospitality, Inc.

(26)         Wholly-owned by Embassy Equity Development Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(27)         Wholly-owned by EJP Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(28)         50% owned by Hilton Resorts Corporation, and 50% owned by Hilton Grand Vacations Development Company – Las Vegas, LLC.

(29)         Wholly-owned by Destination Resorts, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(30)         99% owned by Conrad International Corporation, and 1% owned by Hapeville Investors, LLC.

(31)         Wholly-owned by RFS, Inc., which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(32)         Wholly-owned by DT Management, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(33)         Wholly-owned by Doubletree Hotel Systems, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(34)         Wholly-owned by Compris Hotel Corporation, which is wholly-owned by Doubletree Hotel Systems, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(35)         Wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(36)         50% owned by Promus Operating Company, Inc., and 50% owned by 90210 Corporation.

(37)         Wholly-owned by Samantha Hotel Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(38)         Wholly-owned by Doubletree Partners, which is 60%-owned by Samantha Hotel Corporation, and 40%-owned by Doubletree Corporation.

(39)         Wholly-owned by Hilton SPE Holding, Inc., which is 65%-owned by San Francisco Hilton, Inc., 27% owned by Hilton Michigan Avenue Corporation, and 8%-owned by Destination Resorts, Inc.

(40)         Wholly-owned by Hilton Illinois Corp., which is wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(41)         Wholly-owned by Chicago Hilton LLC, which is wholly-owned by Hilton SPE Holding, Inc.

(42)         Wholly-owned by 90210 Corporation, which is wholly-owned by HHC.

(43)         Wholly-owned by Hilton HIH Limited, a United Kingdom company, which is wholly-owned by HHC.

(44)         Wholly-owned by Hilton Illinois Holdings, Inc. which is wholly-owned by Hilton Holdings, Inc. which is wholly-owned by HHC.

(45)         Wholly-owned by 90210 Management Company, LLC, which is wholly-owned by Hilton Illinois Holdings, Inc. which is wholly-owned by Hilton Holdings, Inc. which is wholly-owned by HHC.

(46)         Wholly-owned by Hilton OPB, LLC, which is wholly-owned by HHC.

(47)         55% owned by Hilton PCB S.a.r.L., a Luxembourg company, which is wholly-owned by HHC; and 45% owned by Hilton HHC Limited, a United Kingdom company, which is wholly-owned by Hilton HIH Limited, a United Kingdom company, which is wholly-owned by HHC.

(48)         14.58% owned by Hilton PCB S.a.r.L., a Luxembourg company, which is wholly-owned by HHC; and 85.42% owned by HIC Group International Luxembourg SA, a Luxembourg company, which is 55% owned by Hilton PCB S.a.r.L., a Luxembourg company, and 45% owned by Hilton HHC Limited, a United Kingdom company, which is wholly-owned by Hilton HIH Limited, a United Kingdom company, which is wholly-owned by HHC.

(49)         Wholly-owned by HIC Hotels U.S.A. Corporation, a Delaware company, which is 14.58% owned by Hilton PCB, S.a.r.L., a Luxembourg company, which is wholly-owned by HHC. Additional indirect interest is held by HIC Group International Luxembourg SA, a Luxembourg company, which is 55% owned by Hilton PCB S.a.r.L., a Luxembourg company, and 45% owned by Hilton HHC Limited, a United Kingdom company, which is wholly-owned by Hilton HIH Limited, a United Kingdom company, which is wholly-owned by HHC.

B. Partially-owned Subsidiaries

	%	State or Country
Name	Ownership	of Incorporation

42 Hotel Member, LLC	20	New York

AH Hotel GP, LLC	See Note (25).	Delaware

AH Hotel, LLC	See Note (25).	Delaware

AH Tenant Corporation	See Note (25).	Delaware

Arlington Hotel Co.(1)	51	Arizona

BPC Hotel, LLC	See Note (13).	New York

Brighton at Kingston Plantation, L.L.C. (14)	50	Delaware

Candlewood Hotel Company, Inc. (22)	11.11	Delaware

CC 2 Tree Tenant Corp.	See Note (33).	Delaware

Centennial Hotel Company, L.L.C. (15)	36.4	Georgia

CHH 2 Tree Hotel GP, LLC	See Note (30).	Delaware

CHH Auburn Parent, LLC	See Note (26).	Delaware

CHH Costa Parent, LLC	See Note (26).	Delaware

CHH Crystal City Hotel GP, LLC	See Note (30).	Delaware

CHH Dallas Parent, LLC	See Note (30).	Delaware

CHH Lee Vista Hotel GP, LLC	See Note (30).	Delaware

CHH Miami Parent, LLC	See Note (26).	Delaware

CHH Portland Parent, LLC	See Note (26).	Delaware

CHH Rye Town Hotel GP, LLC	See Note (30).	Delaware

CHH Santa Clara Hotel GP, LLC	See Note (30).	Delaware

CHH Tucson Parent, LLC	See Note (30).	Delaware

Club Mack Opco, LLC	50	Delaware

CM Hotel GP, LLC	See Note (27).	Delaware

CM Hotel, LLC	See Note (27).	Delaware

	%	State or Country
Name	Ownership	of Incorporation

CM Tenant Corporation	See Note (27).	Delaware

Conrad Hospitality, LLC	See Note (23).	Delaware

Conrad Hotels Worldwide, LLC (6) (12)	50	Delaware

Crystal City Tenant Corp.	See Note (34).	Delaware

DLC 2 Tree Tenant Corp.	See Note (32).	Delaware

Doubletree de Mexico, S.A. de C.V. (1)	50	Mexico

Doubletree Spokane City Center LLC (21)	10	Delaware

DTR Boston Heights, Inc.	80	Arizona

DTR Houston, Inc.	80	Arizona

Earlsfort Centre Hotel Proprietors Limited (2)	25	Ireland

EC Tenant Corp.	See Note (31).	Delaware

FC 42 Hotel LLC	See Note (3).	New York

FCH/DT BWI Hotel, L.L.C.	See Note (41).	Delaware

FCH/DT Hotels, L.L.C. (40)	10	Delaware

FCH/DT Leasing, L.L.C. (40)	50	Delaware

FCH/DT Leasing II, L.L.C. (38)	50	Delaware

FelCor/JPM Austin Hotel, L.L.C.	See Note (43).	Delaware

FelCor/JPM BWI Hotel, L.L.C.	See Note (42).	Delaware

FelCor/JPM Denver Hotel, L.L.C.	See Note (43).	Delaware

FelCor/JPM Troy Hotel, L.L.C.	See Note (43).	Delaware

FelCor/JPM Wilmington Hotel, L.L.C.	See Note (43).	Delaware

GOL Texas, Inc. (11)	49	Texas

Hilton HHonors Worldwide, L.L.C. (6)	50	Delaware

Hilton Marketing Worldwide, L.L.C. (6)	50	Delaware

	%	State or Country
Name	Ownership	of Incorporation

Hilton Reservations Worldwide, L.L.C. (6)	50	Delaware

Hilton San Diego Convention Center, LLC (39)	33.33	Delaware

HMA Tenant Corporation	See Note (28).	Delaware

HMA Hotel GP, LLC	See Note (28).	Delaware

HMA Hotel, LLC	See Note (28).	Delaware

Intermediate MD Property Company (5)	See Note (5).	Maryland

International Company for Touristic Investments, S.A.E. (7)	10	Egypt

International Rivercenter, L.L.C. (20)	74.84	Louisiana

International Rivercenter Lessee, L.L.C. (20)	74.84	Louisiana

Lee Vista Tenant Corp.	See Note (35).	Delaware

Margate Towers at Kingston Plantation, LLC (14)	50	Delaware

Oakbrook Hilton Suites and Garden Inn LLC (8)	50	Illinois

One Park Boulevard, LLC (44)	40	Delaware

Pacific Market Investment Company, LLC (38)	50	California

PH Hotel GP, LLC	See Note (29).	Delaware

PH Hotel, LLC	See Note (29).	Delaware

PH Tenant Corporation	See Note (29).	Delaware

PMIC Operations, LLC (38)	50	Delaware

Praedium II, Largo Associates, L.L.C.(1)	20	Maryland

Praedium II San Antonio, L.P.	20	Texas

Promus/FCH Condominium Company, LLC	50	Delaware

Promus/FCH Development Company, LLC (1)	50	Delaware

	%	State or Country
Name	Ownership	of Incorporation

Promus/FelCor Hotels, LLC	See Note (16).	Delaware

Promus/FelCor Manager, Inc. (17)	50	Delaware

P.T. Jakarta International Artha (9)	10	Indonesia

Rye Town Tenant Corp.	See Note (37).	Delaware

Sacramento Hotel Partners, LLC (24)	25	California

Santa Clara Tenant Corp.	See Note (36).	Delaware

SES/D.C. Venture, LLC (38)	50	District of Columbia

THIG L.L.C.	See Note (19).	Delaware

THIG II L.L.C.	See Note (19).	Delaware

THIG III L.L.C.	See Note (19).	Delaware

THIM L.L.C.	See Note (18).	Delaware

Windsor Casino Financial Limited (10)	50	Ontario, Canada

Windsor Casino Limited (10)	50	Ontario, Canada

Windsor Casino Supplies Limited (10)	50	Ontario, Canada

Yeditepe Beynelmilel Otelcilik Turizm Ve Ticaret, A.S. (“Seven Hills International Hotels, Tourism and Trade, A.S.”) (4)	25	Turkey

NOTES

(1)           Inactive.

(2)           25% owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(3)           HHC has partial indirect ownership, through DT Management’s 20% interest in 42 Hotel Member LLC (the 99.9% owner of this LLC.)

(4)           25% owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(5)           HHC owns 100% of the issued and outstanding common (voting) shares.

(6)           The remaining ownership interest is held by Hilton International Co.

(7)           10% owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(8)           50% owned by Hilton Suites, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 50% owned by Martinique-Drury Lane Oakbrook Partnership.

(9)           10% owned by Conrad International Investment (Jakarta) Corporation, which is wholly-owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(10)         50% owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(11)         49% owned by Hampton Inns, Inc., which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(12)         50% owned by HHI Worldwide Holdings, Inc., which is wholly-owned by Hilton Hospitality, Inc.

(13)         HHC has partial indirect ownership, through Promus BPC Corporation’s 28% interest in BPC Hotel Member, LLC. (the 99.9% owner of this LLC.)

(14)         50% owned by Promus/Kingston Development Corporation.

(15)         36.4% owned by DTM Atlanta/Legacy, Inc.

(16)         Promus/FelCor Manager, Inc. owns 1% and serves as managing member. Hilton indirectly owns additional interest in this LLC thru its holdings in: EPT Atlanta-Perimeter Center LP, EPT Austin LP, EPT Covina LP, EPT Kansas City LP, EPT Overland Park LP, EPT Raleigh LP, EPT San Antonio LP, MHV Joint Venture, Promus/FelCor Lombard LP and Promus/FelCor Parsippany LP.

(17)         49.4% owned by Promus Hotels, Inc., and 0.6% owned by Suite Life, Inc.

(18)         98.99% owned by Thayer Hotel Investors II L.P., which is 4.35% owned by Doubletree Hotels Corporation.

(19)         100% owned by THIM L.L.C, which is 98.99% owned by Thayer Hotel Investors II L.P., which is 4.35% owned by Doubletree Hotels Corporation.

(20)         74.84% owned by Hilton New Orleans, LLC

(21)         10% owned by Doubletree DTWC Corporation.

(22)         Hilton’s shares in this publicly traded company are owned by Doubletree Corporation.

(23)         Wholly-owned by Conrad Hotels Worldwide, LLC, which is 50% owned by HHI Worldwide Holdings, Inc. and 50% owned by HCWW, Inc. (a subsidiary of Hilton International Co.)

(24)         25% owned by Promus Hotels, Inc.

(25)         Wholly-owned by CHH Auburn Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(26)         Wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(27)         Wholly-owned by CHH Costa Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(28)         Wholly-owned by CHH Miami Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(29)         Wholly-owned by CHH Portland Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(30)         Wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC.

(31)         Wholly-owned by CHH Tucson Partnership, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(32)         Wholly-owned by CHH Dallas Partnership, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(33)         Wholly-owned by CHH 2 Tree Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(34)         Wholly-owned by CHH Crystal City Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(35)         Wholly-owned by CHH Lee Vista Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(36)         Wholly-owned by CHH Santa Clara Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(37)         Wholly-owned by CHH Rye Town Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(38)         Hilton’s interest is held by Promus Hotels, Inc.

(39)         33.33% owned by HHC.

(40)         Hilton’s interest is held by DTR FCH Holdings, Inc.

(41)         Sole member is FCH/DT BWI Holdings, L.P.

(42)         Sole member is FCH/DT BWI Hotel, L.L.C.

(43)         Sole member is FCH/DT Holdings, L.P.

(44)     Wholly-owned by HHC One Park Boulevard, LLC, which is wholly-owned by Hilton OPB, LLC, which is wholly-owned by HHC.  The other 60% is owned by East Harbor Property, Inc. a Delaware corporation, which is wholly-owned by Henley Holding Corporation, a Cayman Islands corporation.

C. Partnerships

	%	State or Country
Name	Ownership	of Organization

AH Hotel Partners, LP	See Note (31).	Delaware

Avenue Louise Hotel Partners S.N.C. (9)	100	Belgium

Bakersfield Red Lion Motor Inn (1) (27)	66.7	California

CHH 2 Tree Hotel, LP	See Note (36).	Delaware

CHH Auburn Partnership, LP	See Note (30).	Delaware

CHH Costa Partnership, LP	See Note (30).	Delaware

CHH Crystal City Hotel, LP	See Note (36).	Delaware

CHH Dallas Partnership, LP	See Note (36).	Delaware

CHH Lee Vista Hotel, LP	See Note (36).	Delaware

CHH Miami Partnership, LP	See Note (30).	Delaware

CHH Portland Partnership, LP	See Note (30).	Delaware

CHH Rye Town Hotel, LP	See Note (36).	Delaware

CHH Santa Clara Hotel, LP	See Note (36).	Delaware

CHH Tucson Partnership, LP	See Note (36).	Delaware

CM Hotel Partners, LP	See Note (32).	Delaware

CNL HHC Partners, LP (29)	30	Delaware

CNL HHC Partners II, LP (35)	25	Delaware

Corporate Associates – Boise Limited Partnership	13.33	Arizona

Custom House Hotel, L.P. (42)	See Note (42).	Missouri

Destination Resort Affiliates (3)	50	Arizona

DFW Hilton Hotel Limited Partnership (4)	100	Texas

Doubletree Partners (45)	100	Delaware

DT Ontario Hotel Partners (27)	66.7	California

Embassy Akers Venture	50	Delaware

	%	State or Country
Name	Ownership	of Organization

Embassy La Jolla Partners Limited Partnership (41)	10	Delaware

EPT Atlanta Perimeter Center L.P. (44)	See Note (44).	Delaware

EPT Austin L.P. (44)	See Note (44).	Delaware

EPT Covina L.P. (44)	See Note (44).	Delaware

EPT Kansas City L.P. (44)	See Note (44).	Delaware

EPT Meadowlands L.P. (44)	See Note (44).	Delaware

EPT Overland Park L.P. (44)	See Note (44).	Delaware

EPT Raleigh L.P. (44)	See Note (44).	Delaware

EPT San Antonio L.P. (44)	See Note (44).	Delaware

ES Hotel Isla Verde, SE (10)	28.92	Puerto Rico

FCH/DT BWI Holdings, L.P.	See Note (5).	Delaware

FCH/DT Holdings, L.P.	See Note (11).	Delaware

FelCor/JPM Austin Holdings, L.P.	See Note (15).	Delaware

FelCor Lodging Limited Partnership	1.6031	Delaware

Fess Parker - Red Lion Hotel (12)	50	California

Global Resort Partners (6)	100	Hawaii

Hapeville Hotel Limited Partnership (7)	100	Delaware

Hilton Glendale, L.P. (28)	75	California

HMA Hotel Partners, LP	See Note (33).	Delaware

Hotel Equities Co.	2.1	Arizona

Hotel Properties- Boise	50	Arizona

Hotel Properties- Newport (1)	See Note (13).	Arizona

Hutton Centre Hotel Associates (1)	See Note (14).	California

International Rivercenter Partnership (1) (37)	67.4	Louisiana

	%	State or Country
Name	Ownership	of Organization

Kenner Hotel Limited Partnership (8)	100	Delaware

King Street Station Hotel Associates, L.P.	50	Delaware

MHV Joint Venture	50	Delaware

New Orleans International Hotel (38)	84.13	Louisiana

PAH-DT Allen Partners, LP	15	Delaware

PAH-DT Chicago/O’Hare Partners, LP	10	Delaware

PAH-DT Minneapolis Suites Partners, L.P.	10	Delaware

PAH-DT Park Place Partners, L.P.	10	Delaware

PAH-DT Tallahassee Partners, L.P.	10	Delaware

PH Hotel Partners, LP	See Note (34).	Delaware

Praedium II San Antonio, L.P. (1)	20	Texas

Promus/Felcor Lombard L.P.	See Note (40).	Delaware

Promus/Felcor Parsippany L.P.	See Note (39).	Delaware

Promus/Felcor San Antonio Venture	See Note (39).	Texas

Slohat Hotels, L.P.	See Note (43).	Texas

Thayer Hotel Investors II, L.P.	See Note (16).	Delaware

THI Austin L.P.	See Note (17).	Delaware

THI FQ L.P.	See Note (26).	Delaware

THI Metairie, L.P. (1)	See Note (18).	Delaware

THI Oceanfront, L.P. (1)	See Note (19).	Delaware

THI Plantation, L.P.	See Note (20).	Delaware

THI Rockville L.P. (1)	See Note (21).	Delaware

THI Skokie L.P. (1)	See Note (22).	Delaware

THI Somerset L.P. (1)	See Note (23).	Delaware

	%	State or Country
Name	Ownership	of Organization

THI Tucson L.P. (1) (24)	See Note (24).	Delaware

Tucson Fund, L.P. (1) (25)	See Note (25).	Delaware

Valencia Hotel Joint Venture (1) (2)	25	California

Village Motor Inn (12)	50	Montana

NOTES

(1)           Inactive.

(2)           25% owned by Hilton Inns, Inc., which is wholly-owned by 90210 Corporation, which is wholly-owned by HHC.

(3)           50% owned by Destination Resorts, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(4)           99% owned by DFW Hilton Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 1% owned by Hilton Texas, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(5)           FCH/DT Hotels, L.L.C. is sole general partner and 1% equity holder; FCH/DT Holdings, L.P. is sole limited partner and 99% equity holder.

(6)           13.34% owned by Hilton Recreation, Inc., and 86.66% owned by Hilton Waikoloa, LLC.

(7)           1% owned by Hilton Hotels Partners II, LLC (the general partner), and 99% owned by Hapeville Investors, LLC (the limited partner.) Both the general and limited partners are wholly-owned by HHC.

(8)           1% owned by Hilton Hotels Partners I, LLC (the general partner), and 99% owned by Kenner Investors, LLC (the limited partner.) Both the general and limited partners are wholly-owned by HHC.

(9)           50% owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC. The remaining 50% is owned by Conrad International (Belgium) Corporation, which is wholly-owned by Conrad International Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by HHC.

(10)         28.92% Class A interest owned by Embassy Suites (Isla Verde), Inc.

(11)         9.9% direct LP interest by DTR FCH Holdings, Inc.; 1% indirect GP interest through Hilton’s holdings in FCH/DT Hotels, L.L.C.

(12)         50% owned by Doubletree DTWC Corporation.

(13)         45% owned by DT Management, Inc.; 10% owned by DT Real Estate, Inc.; 45% owned by Corporate Associates –Newport Limited Partnership (in which Hilton owns a small minority interest.)

(14)         50% owned by Hotel Properties-Newport.

(15)         Sole general partner and 1% equity holder is FelCor/JPM Austin Hotel, L.L.C.; sole limited partner and 99% equity holder is FCH/DT Holdings, L.P.

(16)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P.

(17)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Austin L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Austin L.P.

(18)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Metairie L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Metairie L.P.

(19)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Oceanfront L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Oceanfront L.P.

(20)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Plantation L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Plantation L.P.

(21)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Rockville L.P.; and b) a 100% membership interest in THIG II L.L.C., which holds a 1% GP interest in THI Rockville L.P.

(22)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Skokie L.P.; and b) a 100% membership interest in THIG L.L.C., which holds a 1% GP interest in THI Skokie L.P.

(23)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI Somerset L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI Somerset L.P.

(24)         Doubletree Hotels Corporation holds a 4.35% interest in Tucson Fund, L.P. Tucson Fund, L.P. holds a 98.7% LP interest in THI Tucson L.P.

(25)         4.35% owned by Doubletree Hotels Corporation.

(26)         Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in THI FQ L.P.; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in THI FQ L.P.

(27)         66.7% owned by Doubletree DTWC Corporation.

(28)         75% owned by Doubletree DTWC Corporation.

(29)         30% owned by Hilton MAPC, Inc.

(30)         Wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(31)         Wholly-owned by CHH Auburn Partnership, LP, which is wholly-owned by CNL HHC Partners, which is 30% owned by Hilton MAPC, Inc.

(32)         Wholly-owned by CHH Costa Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(33)         Wholly-owned by CHH Miami Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(34)         Wholly-owned by CHH Portland Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(35)         25% owned by Hilton Orlando Partners II, LLC.

(36)         Wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC.

(37)         Hilton’s interest is held by Hilton New Orleans, LLC.

(38)         Hilton’s interest is held by Hilton Riverside, LLC.

(39)         Promus Hotels, Inc. directly owns 50% of this joint venture. Additional indirect interest is held thru Promus Hotels, Inc.’s 2.53% interest in FelCor Suites, LP, which in turn owns a 50% LP interest in the subject joint venture.

(40)         Embassy Development Corporation directly owns a 49% interest in this LP. Promus Hotels, Inc. directly owns a 1% interest. Additional indirect interest is held thru Promus Hotels, Inc.’s 2.53% interest in FelCor Suites, LP, which in turn owns a 50% LP interest in the subject LP.

(41)         EJP Corporation is sole general partner and 10% equity holder.

(42)         A direct 2.11% LP interest is held by DT Real Estate, Inc. An indirect minority interest is held by DT Management, Inc., through its 2.1% interest in Hotel Equities Co., which in turn holds a 10.75% LP interest in Custom House Hotel, L.P.

(43)         An indirect minority interest is held by DTR PAH Holding, Inc., through its 15% LP interest in PAH-DT Allen Partners, L.P., which holds a 99.8% LP interest in Slohat Hotels, L.P.

(44)         A direct 1% GP interest is held by Suite Life, Inc. A direct 49% LP interest is held by Promus Hotels, Inc. Additional indirect interest is held thru Promus Hotels, Inc.’s 2.53% interest in FelCor Suites, LP, which in turn owns a 50% LP interest in the subject LP.

(45)         Samantha Hotel Corporation owns 60%; Doubletree Corporation owns 40%.

D. Affiliates

1. SPECIAL PURPOSES CORPORATIONS:

The following are special purpose corporations formed in connection with the operation of beverage service at particular hotels.  HHC does not directly or indirectly own any of the shares of these corporations.

State of
Name	Incorporation

Dallas DBLT Club	Texas
Hilton Beverage Corporation	Louisiana
New Orleans Hilton Beverage Corporation	Louisiana
Tapas Corporation	Utah

2. NONPROFIT CORPORATIONS:

The following nonprofit corporation serves as the owner of the health club at the Washington Hilton & Towers. It is owned by the members of that hotel’s health club. HHC does not have any direct or indirect ownership interest in this corporation.

State of
Name	Incorporation

Washington Hilton Racquet Club	District of Columbia